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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                Date of report (date of earliest eventreported):

                                 MARCH 20, 2002


                           NORTHGATE INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-27828                     13-3779546
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(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
    of Incorporation)            File Number)             Identification Number)


                  16700 Gale Avenue, City of Industry CA 91745
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               (Address of principal executive offices) (Zip Code)


                                 (626) 923-6019
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              (Registrant's telephone number, including area code)


                           Mcglen Internet Group, Inc.
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         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 20, 2002, Northgate Innovations, Inc. (formerly Mcglen Internet Group, Inc.), a Delaware corporation ("Northgate"), Mcglen Acquisition Company, a California corporation and wholly-owned subsidiary of Northgate ("Merger Sub"), and Lan Plus Corporation, a California corporation ("Lan Plus"), consummated a stock-for-stock merger (the "Merger") pursuant to an Amended and Restated Agreement and Plan of Merger, as amended on March 14, 2002, by and among Northgate, Merger Sub and Lan Plus ("Merger Agreement"). As a result of the Merger, the separate corporate existence of Merger Sub ceased, and Lan Plus continued as the surviving corporation and a wholly owned subsidiary of Northgate. Pursuant to the Merger Agreement, each share of Lan Plus common stock was converted at the effective time of the Merger into the right to receive approximately 3.12828 shares of Northgate common stock (after accounting for a 1:10 reverse split of the Northgate common stock approved by Northgate's stockholders at the annual meeting on February 28, 2002 and effected immediately before the Merger), and each share of Lan Plus preferred stock was converted into the right to receive one share of Northgate preferred stock. Pursuant to the terms of the Northgate preferred stock, each share of preferred stock may be converted into 3.12828 shares of Northgate common stock. Northgate issued approximately 9,854,091 shares of Northgate common stock and 1,350,000 shares of Northgate preferred stock to the former shareholders of Lan Plus. After taking into consideration the 1:10 reverse stock split, the combined company had approximately 18,961,162 shares of common stock equivalents outstanding.

         Andy Teng and Richard Shyu, holders of all outstanding Lan Plus common stock prior to the Merger, have been directors of Northgate since March 2001. Effective upon the Merger, Mr. Teng became Chairman of the Board of Directors and Chief Executive Officer, and Mr. Shyu became President (in addition to remaining a director), of Northgate. As part of the Merger, Northgate changed its name from Mcglen Internet Group, Inc. In addition, the ticker symbol of the company on the Over-the-Counter Bulletin Board has been changed to NGTE.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information.

               At this time, it is impractical to file the required financial statements and pro forma financial information. Such data will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K is required to be filed.

         (c)  Exhibits.

Exhibit No.       Description
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2.1               Amended and Restated Agreement and Plan of Merger, as amended through November 19, 2001, by and among Mcglen Internet Group,
                  Inc., Mcglen Acquisition Company, Lan Plus Corporation and
                  Andy Teng (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included in Amendment No. 3 to the
                  Registrant's Registration Statement on Form S-4 (No.
                  333-66750)).

2.2               Amendment No. 4 to the Merger Agreement.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NORTHGATE INNOVATIONS, INC.
                                                   (Registrant)


Date: April 8, 2002                         By: /s/Grant Trexler
                                                --------------------------------

                                            Name: Grant Trexler
                                            Its:  Chief Financial Officer



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                                INDEX OF EXHIBITS


Exhibit No.       Description
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2.1               Amended and Restated Agreement and Plan of Merger, as amended through November 19, 2001, by and among Mcglen Internet Group,
                  Inc., Mcglen Acquisition Company, Lan Plus Corporation and
                  Andy Teng (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included in Amendment No. 3 to the
                  Registrant's Registration Statement on Form S-4 (No.
                  333-66750)).

2.2               Amendment No. 4 to the Merger Agreement.